Related-Party Transactions	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related-Party Transactions	Related-Party Transactions
The Plan holds units of common collective trust funds managed by the Trustee, and therefore, these transactions qualify as party-in-interest transactions; however, they are exempt from the prohibited transactions rules under ERISA.

The Plan is responsible for its administrative expenses. The Company may reimburse the Plan for these expenses at its discretion. The Company paid in 2025 approximately $446 in professional and administrative fees on behalf of the Plan. These transactions qualify as party-in-interest transactions under ERISA, however, they are exempt from the prohibited transaction rules under ERISA.